STATE TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Nory Settineri, hereby constitutes and appoints Ofer Abarbanel, JoAnn M. Strasser and Craig A. Foster, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of State Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated:  December 12, 2016

/s/ Nory Settineri

Nory Settineri

STATE TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Ofer Abarbanel, hereby constitutes and appoints Ofer Abarbanel, JoAnn M. Strasser and Craig A. Foster, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of State Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated:  July 5th, 2016

/s/ Ofer Abarbanel

Ofer Abarbanel

STATE TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Michael Logan, hereby constitutes and appoints Ofer Abarbanel, JoAnn M. Strasser and Craig A. Foster, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of State Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated:  July  , 2016

/s/ Michael Logan

Michael Logan

STATE TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Eliahu Cohen, hereby constitutes and appoints Ofer Abarbanel, JoAnn M. Strasser and Craig A. Foster, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of State Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated:  July 6, 2016

/s/ Eliahu Cohen

Eliahu Cohen